                                                                    Exhibit 99.A



                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272

                                                     Payment Date: July 17, 1998
Trustee's Report to Certificateholders               Record Date:  June 25, 1998


Payment Summary
----------------------------------------------------------------------------------------------------------------
                         Pass-Through     Interest    Original Moody's        Original          Beginning
  Class       CUSIP          Rate           Type          Rating              Balance            Balance
----------------------------------------------------------------------------------------------------------------
  A-1A      22540AFR4    6.260000000%      Fixed           AAA             431,400,000.00      431,400,000.00
  A-1B      22540AFS2    6.480000000%      Fixed           AAA           1,055,100,000.00    1,055,100,000.00
  A-2MF     22540AFT0    6.420000000%      Fixed           AAA             263,890,000.00      263,890,000.00
   A-X      22540AFU7    1.071085097%     Variable         AAA           2,482,942,297.00    2,482,942,297.00
    B       22540APV5    6.590000000%      Fixed            AA             136,600,000.00      136,600,000.00
    C       22540AFW3    6.780000000%      Fixed            A              136,600,000.00      136,600,000.00
    D       22540AFX1    7.170000000%      Fixed           BBB             136,500,000.00      136,500,000.00
    E       22540AFY9    7.340000000%     Variable         BBB-             37,300,000.00       37,300,000.00
    F       22540AFZ6    6.000000000%      Fixed            BB             142,700,000.00      142,700,000.00
    G       22540AGA0    6.000000000%      Fixed            BB-             18,700,000.00       18,700,000.00
    H       22540AGB8    6.000000000%      Fixed            B               49,600,000.00       49,600,000.00
    I       22540AGC6    6.000000000%      Fixed            B-              24,800,000.00       24,800,000.00
    J       22540AGD4    6.000000000%      Fixed            NR              49,752,297.00       49,752,297.00
    R          N/A           N/A            N/A             NR                       0.00                0.00
----------------------------------------------------------------------------------------------------------------
                                                         Totals:         2,482,942,297.00    2,482,942,297.00
                                                                  ----------------------------------------------

---------------------------------------------------------------------------------------
                 Principal         Interest          Total              Ending
  Class         Distribution     Distribution       Payable             Balance
---------------------------------------------------------------------------------------
  A-1A          2,527,999.60     2,250,470.00     4,778,469.60        428,872,000.40
  A-1B              0.00         5,697,540.00     5,697,540.00      1,055,100,000.00
  A-2MF             0.00         1,411,811.50     1,411,811.50        263,890,000.00
   A-X              0.00         2,216,202.08     2,216,202.08      2,480,414,297.40
    B               0.00           750,161.67       750,161.67        136,600,000.00
    C               0.00           771,790.00       771,790.00        136,600,000.00
    D               0.00           815,587.50       815,587.50        136,500,000.00
    E               0.00           228,151.67       228,151.67         37,300,000.00
    F               0.00           713,500.00       713,500.00        142,700,000.00
    G               0.00            93,500.00        93,500.00         18,700,000.00
    H               0.00           248,000.00       248,000.00         49,600,000.00
    I               0.00           124,000.00       124,000.00         24,800,000.00
    J               0.00           248,761.49       248,761.49         49,752,297.00
    R               0.00                 0.00             0.00                  0.00
-----------   -------------------------------------------------------------------------
                2,527,999.60    15,569,475.91    18,097,475.51      2,480,414,297.40
              -------------------------------------------------------------------------



* Based on a Notional Balance
(3) for complete information see Payment Detail

Distributions per Certificate


-------------------------------------------------------------------------------
            Beginning         Principal        Interest        Ending
  Class   Certif. Factor    Distribution(1)  Distribution(1)  Certif. Factor
-------------------------------------------------------------------------------
  A-1A     1.000000000        5.859989801      5.216666667       0.994140010
  A-1B     1.000000000        0.000000000      5.400000000       1.000000000
  A-2MF    1.000000000        0.000000000      5.350000000       1.000000000
   A-X     1.000000000        0.000000000      0.892570916       0.998981853
    B      1.000000000        0.000000000      5.491666691       1.000000000
    C      1.000000000        0.000000000      5.650000000       1.000000000
    D      1.000000000        0.000000000      5.975000000       1.000000000
    E      1.000000000        0.000000000      6.116666756       1.000000000
    F      1.000000000        0.000000000      5.000000000       1.000000000
    G      1.000000000        0.000000000      5.000000000       1.000000000
    H      1.000000000        0.000000000      5.000000000       1.000000000
    I      1.000000000        0.000000000      5.000000000       1.000000000
    J      1.000000000        0.000000000      5.000000100       1.000000000
    R          N/A                N/A              N/A               N/A
-------------------------------------------------------------------------------

-------------------------------------------------------------------------------
  For additional information or with questions, please contact:
-------------------------------------------------------------------------------
                  State Street Corporate Trust
-------------------------------------------------------------------------------
  Bond Analyst: Jodi Colangelo (617)664-5434
  Account Officer: William Swan (617)664-5469
  Web Address: corporatetrust.statestreet.com
  StreetFax:  (617)664-5600
  Street Connection:(factor and rate by cusip) (617)664-5500
-------------------------------------------------------------------------------

(1) represents net payment per certificate


-----------------------------------------------------------------------------
STATE STREET             This report has been prepared by or based on
Serving Institutional    information furnished to State Street Bank and Trust
Investors Worldwide      Company ("State Street") by one or more third
                         parties (e.g., Servicer, Master Servicer, etc.).
                         State Street shall not have and does not undertake responsibility for the accuracy or completeness of information provided by such third parties, and makes no representations or warranties with respect to the accuracy or completeness thereof or the sufficiency thereof for any particular purpose.
                         State Street has not independently verified information received from third parties, and shall have no liability for any inaccuracies therein or caused thereby.

                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272


                                                     Payment Date: July 17, 1998
Trustee's Report to Certificateholders               Record Date:  June 25, 1998


Principal Detail
----------------------------------------------------------------------------------------------------------------------------------
              Beginning       Scheduled     Principal  Realized    Balance    Total Principal        Ending          Cumulative
 Class         Balance        Principal    Recoveries   Losses    Adjustment  Distrib. Amount        Balance      Realized Losses
----------------------------------------------------------------------------------------------------------------------------------
 A-1A      431,400,000.00   2,527,999.60       0.00       0.00       0.00       2,527,999.60      428,872,000.40         0.00
 A-1B    1,055,100,000.00        0.00          0.00       0.00       0.00           0.00        1,055,100,000.00         0.00
 A-2MF     263,890,000.00        0.00          0.00       0.00       0.00           0.00          263,890,000.00         0.00
  A-X    2,482,942,297.00        0.00          0.00       0.00       0.00           0.00        2,480,414,297.40         0.00
   B       136,600,000.00        0.00          0.00       0.00       0.00           0.00          136,600,000.00         0.00
   C       136,600,000.00        0.00          0.00       0.00       0.00           0.00          136,600,000.00         0.00
   D       136,500,000.00        0.00          0.00       0.00       0.00           0.00          136,500,000.00         0.00
   E        37,300,000.00        0.00          0.00       0.00       0.00           0.00           37,300,000.00         0.00
   F       142,700,000.00        0.00          0.00       0.00       0.00           0.00          142,700,000.00         0.00
   G        18,700,000.00        0.00          0.00       0.00       0.00           0.00           18,700,000.00         0.00
   H        49,600,000.00        0.00          0.00       0.00       0.00           0.00           49,600,000.00         0.00
   I        24,800,000.00        0.00          0.00       0.00       0.00           0.00           24,800,000.00         0.00
   J        49,752,297.00        0.00          0.00       0.00       0.00           0.00           49,752,297.00         0.00
   R            0.00             0.00          0.00       0.00       0.00           0.00               0.00              0.00
----------------------------------------------------------------------------------------------------------------------------------
Totals:  2,482,942,297.00   2,527,999.60       0.00       0.00       0.00       2,527,999.60    2,480,414,297.40         0.00
         -------------------------------------------------------------------------------------------------------------------------




"Interest Detail"
----------------------------------------------------------------------------------------------------------------------------
             Accrued       Interest   Excess   Deferred       Current       Total Interest    Prepayment      Cumulative
 Class   Certif. Interest   Losses     PPIS      Int.     Unpaid Interest    Distrib. Amt.    Penalties     Unpaid Interest
----------------------------------------------------------------------------------------------------------------------------
 A-1A      2,250,470.00      0.00      0.00      0.00           0.00         2,250,470.00        0.00              0.00
 A-1B      5,697,540.00      0.00      0.00      0.00           0.00         5,697,540.00        0.00              0.00
 A-2MF     1,411,811.50      0.00      0.00      0.00           0.00         1,411,811.50        0.00              0.00
  A-X      2,216,202.08      0.00      0.00      0.00           0.00         2,216,202.08        0.00              0.00
   B         750,161.67      0.00      0.00      0.00           0.00           750,161.67        0.00              0.00
   C         771,790.00      0.00      0.00      0.00           0.00           771,790.00        0.00              0.00
   D         815,587.50      0.00      0.00      0.00           0.00           815,587.50        0.00              0.00
   E         228,151.67      0.00      0.00      0.00           0.00           228,151.67        0.00              0.00
   F         713,500.00      0.00      0.00      0.00           0.00           713,500.00        0.00              0.00
   G          93,500.00      0.00      0.00      0.00           0.00            93,500.00        0.00              0.00
   H         248,000.00      0.00      0.00      0.00           0.00           248,000.00        0.00              0.00
   I         124,000.00      0.00      0.00      0.00           0.00           124,000.00        0.00              0.00
   J         248,761.49      0.00      0.00      0.00           0.00           248,761.49        0.00              0.00
   R            0.00         0.00      0.00      0.00           0.00              0.00           0.00              0.00
----------------------------------------------------------------------------------------------------------------------------
Totals:   15,569,475.91      0.00      0.00      0.00           0.00        15,569,475.91        0.00              0.00
----------------------------------------------------------------------------------------------------------------------------

                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272

                                                     Payment Date: July 17, 1998
Trustee's Report to Certificateholders               Record Date:  June 25, 1998





                                                         Loan Group Statistics
              -------------------------------------------------------------------------------------------------------------------
               Sch Prin Bal of Loan  Sch Prin Bal of Loans     UPB of Loans     # of Outstanding   Principal   Excess Prepayment
               Before Distribution     After Distribution    After Distribution   Mortgage Loans   Prepayment  Interest Shortfall
---------------------------------------------------------------------------------------------------------------------------------
Loan Group 1     2,182,078,304.96       2,179,791,335.70             0.00                279           0.00            0.00
Loan Group 2       300,863,996.12         300,622,965.78             0.00                 46           0.00            0.00
---------------------------------------------------------------------------------------------------------------------------------
  Totals:        2,482,942,301.08       2,480,414,301.48             0.00                325           0.00            0.00
---------------------------------------------------------------------------------------------------------------------------------




                                                      Delinquency Statistics
                        ----------------------------------------------------------------------------------------
                         One Month        Two Months       Three + Months    Specially Serviced    Foreclosures
----------------------------------------------------------------------------------------------------------------
  # in Loan Grp 1           N/A              N/A                 N/A                N/A               N/A
 Sch Prin Bal Grp1          N/A              N/A                 N/A                N/A               N/A
  # in Loan Grp 2           N/A              N/A                 N/A                N/A               N/A
Sch Prin bal in Grp 2       N/A              N/A                 N/A                N/A               N/A
 Total # of Loans           N/A              N/A                 N/A                N/A               N/A
Total Sch. Prin Bal         N/A              N/A                 N/A                N/A               N/A
----------------------------------------------------------------------------------------------------------------



             Additional Loan- by- Loan reporting information for the related Collection Period
                     ----------------------------------------------------------------------------------
                           Mortgage Loans Repurchased,            Aggregate Appraisal Reduction Amounts
                             Liquidated or Disposed
--------------------------------------------------------------------------------------------------------
                        Liquidation         Portion in                 Appraisal            Principal
  Mortgage Loan #        Proceeds       Available Distribution      Reduction Amount         Balance
--------------------------------------------------------------------------------------------------------
        N/A                 N/A                 N/A                        N/A                  N/A
--------------------------------------------------------------------------------------------------------


                           Credit Suisse First Boston
                      Multiclass Pass-Through Certificates
                                 Series 1998-C1
                                      B272
                                                     Payment Date: July 17, 1998
Trustee's Report to Certificateholders               Record Date:  June 25, 1998


               Subordinate Support Percentage
---------------------------------------------------------
                 Original                  Current
  Class     Subordination Level     Subordination Level
---------------------------------------------------------
    A             29.50%                   29.53%
   A-X             N/A                      N/A
    B             24.00%                   24.03%
    C             18.50%                   18.52%
    D             13.00%                   13.02%
    E             11.50%                   11.51%
    F              5.75%                    5.76%
    G              5.00%                    5.01%
    H              3.00%                    3.01%
    I              2.00%                    2.01%
    J              0.00%                    0.00%





            Advances, Expenses, Fees
-------------------------------------------------
  Aggregate information:
     Principal Advance              71,138.76
     Interest Advance              475,632.63
     Servicing Advance                 N/A

  Fees:
    Servicer Fee                    62,073.56
    Special Servicing Fee                0.00
-------------------------------------------------



      Summary of REO Activity during the related Collection Period:

      Properties which became REO Properties                       REO Properties included in the Trust Fund
-------------------------------------------------------      --------------------------------------------------------
                   Stated Principal   Unpaid Principal                            Income        Portion in Available
Mortgage Loan #         Balance           Balance            Book Value          Collected           Distribution
---------------------------------------------------------------------------------------------------------------------
    N/A                  N/A                N/A                 N/A                 N/A                  N/A
---------------------------------------------------------------------------------------------------------------------


                REO Properties sold or disposed
------------------------------------------------------------
   Liquidation     Portion in Available    Final Recovery
    Proceeds           Distribution         Determination
------------------------------------------------------------
      N/A                  N/A                    N/A
------------------------------------------------------------